united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-23066

Northern Lights Fund Trust IV

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Jen Farrell, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 11/30

Date of reporting period: 5/31/20

Item 1. Reports to Stockholders.

Moerus Worldwide Value Fund

Class N Shares (MOWNX)
Institutional Class Shares (MOWIX)

Semi - Annual Report
May 31, 2020

1-844-663-7871
www.moerusfunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Moerus Worldwide Value Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Foreside Fund Services, LLC
Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.moerusfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Moerus Worldwide Value Fund Semi-Annual Shareholder Letter: Six Months Ended May 31, 2020

Dear Fellow Investors:

We hope this Semi-Annual Shareholder Letter finds you and your families well during these challenging times. We are writing to update you on recent developments regarding the Moerus Worldwide Value Fund (the “Fund”) over the six months ended May 31, 2020. In this Letter, we will discuss the COVID-19 pandemic and its impact on Fund performance during the period, the Fund’s positioning and outlook looking forward, and notable investment activity as we sought to take advantage of new opportunities made available by the market dislocation.

But first, we would like to begin with some general thoughts. The First Half of 2020 saw more than its fair share of uncertainty in the markets. We have invested in some extremely uncertain environments in the past, such as the Asian Financial Crisis in 1997-98 and the Global Financial Crisis a decade later. In terms of investing, this current crisis has been different in some ways. For one, the pandemic necessitated an extremely rapid, virtual cessation (albeit temporary) of business activity across a wide variety of sectors and countries, something not seen in recent history. Also, whereas the locus of the Asian Financial Crisis was in Southeast and North Asia, and the Global Financial Crisis, though worldwide, was disproportionately focused on the Financial sector, COVID-19 has cut across virtually all geographies and industries, rendering diversification across these groups of limited benefit during the period (at least for those who stick to a deep value discipline). All told, it was a very challenging period for the Fund, although since March we have seen the situation improve considerably.

However, in uncertain times like these, it is more important than ever to maintain proper perspective. When looking at the bigger picture over the long-term, we remain very optimistic, perhaps more so than at any point to date in the Fund’s history given the valuations that we are seeing. This optimism stems not only from what we believe is an extreme undervaluation of the portfolio, but even more importantly, from our conviction that the portfolio is built to withstand adversity. As tough as it may be look beyond the panic that prevailed at points during the First Half, we must remember that we invest not for the next six months, but for the next six years (or even longer).

The longer one holds an investment, the greater the odds that it could be subject to adversity. Hence by necessity, an inherent feature of our investment approach has always been a focus on staying power – stemming from a strong balance sheet, saleable assets, robust business model or other attributes – to make it through difficult times. Although stock prices may swing wildly from one day to the next due to market psychology, we have high conviction that the actual businesses we own in the Fund have the strength and resilience to not only navigate the current crisis, but potentially emerge on the other side in an even stronger position vis-à-vis their competitors (we will provide examples later). In our view, the combination of these two attributes (survivability and extremely depressed valuations) should position the Fund well to benefit over the long run as we work our way through and eventually past this global crisis.

Although it has certainly proven formidable, we firmly believe that COVID-19 will ultimately prove similar to the above crises in that this crisis, too, will pass; and that in retrospect, it will have proven to have made generationally attractive long-term investment opportunities

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available, as the other major crises did. We had entered 2020 optimistic about the positive business-level developments across many Fund holdings. Although COVID-19 has turned the world upside down for the moment and interrupted the progress that our holdings had been making, we have recently begun to see the portfolio begin to take steps forward yet again. In the long run, we continue to believe that the attractive valuations and sound long-term fundamentals of many Fund holdings bode well for the portfolio’s prospective risk-adjusted returns, especially in a world in which some broader benchmark indices trade at historically rich valuations. As an indicator of our conviction, several of us here at Moerus (including the entire investment team) have added to our holdings in the Fund during the period.

In the pages below, we will first look backward at how COVID-19 impacted the Fund during the First Half. Then we will look forward with some examples of why we are optimistic about the Fund’s positioning for the long-term. Finally, we will touch on some exciting new long-term investment opportunities that are typically out of our reach as price-conscious investors, but which became available to us due to the pandemic and the market’s short-term focus.

We thank you very much for your support and welcome any feedback that you might have.

Fund Performance (as of May 31, 2020)*

			Since Inception**
Fund/Index	6-Months	1-year	Cumulative	Annualized
Moerus Worldwide Value Fund - Class N	-32.14%	-28.91%	-21.82%	-5.97%
Moerus Worldwide Value Fund - Institutional Class	-31.98%	-28.62%	-21.01%	-5.72%
MSCI AC World Index Net (USD) ***	-5.96%	5.43%	36.79%	8.15%

*	Performance data quoted is historical and is net of fees and expenses.

**	Inception date is May 31, 2016.

***	The MSCI AC World Index Net (USD) captures large and mid-cap representation across 23 Developed Market and 26 Emerging Market countries. With 2,852 constituents, the index covers approximately 85% of the global investable equity opportunity set. You cannot invest directly in an index.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Returns are shown net of fees and expenses and assume reinvestment of dividends and other income. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Please call 1 (844) MOERUS1 or visit www.moerusfunds.com for most recent month end performance.

Investment performance reflects expense limitations in effect. In the absence of such expense limitations, total return would be reduced. The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March, 31, 2021, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any taxes, brokerage fees and commissions, borrowing costs, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments, or extraordinary expenses such as litigation) will not exceed 1.65% and 1.40% for Class N and Institutional Class Shares, respectively.

With regard to the table above, as always, please note that the Fund’s performance data is noted simply for informational purposes for our fellow investors. The Fund seeks to invest with a long-term time horizon, of five years or more, and it is not managed with any short-term performance objectives or benchmark considerations in mind. The investment objective of the Fund is long-term capital appreciation, and we manage the Fund with the goal of achieving attractive risk-adjusted performance over the long term.

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To say that it has been a difficult First Half of 2020 for the world and for financial markets globally would be an understatement. In a matter of weeks (especially in late February/early March) news flow relating to COVID-19 went from bad, to worse, to beyond the potential “worst case” scenarios that many investors had envisioned in the preceding weeks. While it might seem difficult to imagine from where we stand today, the year began optimistically, amid skepticism regarding even the virus’ ability to be transmitted from human to human. A common early “base case” view had been that the primary direct impact of the virus might be contained within and around China. Perhaps owing to these views, U.S. benchmark indices initially held up remarkably well in January, even as areas relevant to the Fund, such as emerging markets (both equities and currencies), the Energy sector, and developed market businesses with meaningful exposure to Chinese tourism/consumer spending, were hit very hard from the beginning.

Since then, the realities on the ground quickly proved those hypotheses incorrect, as the virus began to spread to various countries outside of China in an accelerated fashion, perhaps most aggressively in Italy at first, and then throughout Europe and arriving with a vengeance in the United States before long. In March, markets descended into a state of panic, fueled by increasing clarity on the potential human toll, the need for particularly draconian containment and mitigation efforts, and on the dramatic impact that those efforts would have on global economic activity – how people would live and work in the present and immediate future.

After the lows reached in March, markets began to recover somewhat. Perhaps part of this recovery was in response to early (albeit sporadic) signs of progress in “flattening the curve” of new COVID-19 cases in some areas. However, in our view it is more likely that the stock market recovery has been driven primarily by an extraordinary expansion of the Federal Reserve’s balance sheet, promises of ongoing monetary and/or fiscal stimulus from various policymakers across the world, and some cautious steps forward by various governments in gradually reopening segments of their respective economies.

COVID-19 Impact on the Fund’s Absolute Performance

The Fund has also begun to recover somewhat from March lows, though not nearly as much as benchmark indices that have significant exposure to Technology and Growth stocks, which have held up much better during this crisis, and in several cases have seen their stock prices rally (more on that shortly). All told, the Fund declined sharply (-32.0%) during the First Half of its Fiscal 20201. By comparison, the Fund’s benchmark, the MSCI All-Country World Index (ACWI, Net) returned -6.0%. A large majority of Fund holdings declined, many significantly, during the First Half, as few areas of the portfolio (notably our uranium and gold holdings) were immune to the adverse effects of the pandemic. The most material detractors from the Fund’s performance fell into the following four general buckets.

Holdings Impacted by Social Distancing: The two most material individual detractors from the Fund’s performance during the First Half were Hammerson plc and Arcos Dorados Holdings, Inc., which were hit hard by the mandated closures of stores and restaurants, respectively. United Kingdom-based Retail REIT Hammerson owns high-end shopping malls, outlet malls, and strip malls in the U.K. and Continental Europe. Its share price was pressured early in the crisis due to the loss of Chinese tourists/shoppers at its outlet malls business, and

[1]	Please note that “First Half” refers to the Fund’s 2020 Fiscal Year, or the six months ended May 31, 2020.

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then later as the spread of the virus accelerated in Europe, resulting in lockdowns in various parts of Europe in which Hammerson owns properties. Arcos Dorados, the largest McDonald’s franchisee in the world and the exclusive McDonald’s franchisee throughout much of Latin America and the Caribbean, was impacted by temporary prohibitions on in-restaurant dining as a result of the pandemic. Since then, each of these companies have begun to benefit from stores reopening and their relevant markets beginning to open back up over time.

Financial Services Holdings: The most material detractor by sector from the Fund performance during the First Half was our Financial Services holdings. This is a heterogeneous group of companies both in terms of areas of activity, which include banking, consumer finance, insurance, and investment banking (among others), as well as by geography, as they include businesses operating across the Americas, Europe, Asia, the Middle East and Africa. Yet despite this diversification, the Fund’s Financials holdings were punished along with the entire sector, which was one of the hardest hit sectors during the First Half. The pandemic sparked an unprecedented wave of lower interest rates and monetary easing from central banks which, in turn, has fanned fears of pressure on banks’ net interest margins. Numerous other virus-related concerns, be it a collapse in aggregate demand, corporate defaults, trading losses, etc., weighed on the share prices of Financials.

Another key driver of recent declines for the sector was a reduced probability of capital distributions to shareholders via dividends and share buybacks in the immediate future. This was due to both concerns about the economic fallout from the virus, as well as regulatory pressure on the sector to retain capital given virus-related uncertainty. Notably, this pressure was not discriminatory, and applied even to some of the Fund’s Financials holdings, all of which, in our view, are extremely well capitalized and have ample capacity to make distributions. We are long-term investors – in the grand scheme of things, whether or not one of our holdings makes a distribution today or somewhat later (after the uncertainty subsides) matters little to our investment case over the long run. In truth, all else being equal we prefer conservatism, and maintaining an overcapitalized balance sheet as an “anchor to windward” in uncertain times makes good business sense to us.

Yet the market is often dominated by short-term traders and speculators, especially in times of heightened uncertainty, and the diminished prospects for distributions in the immediate term led some (e.g. income-oriented investors) to sell, pressuring share prices across the Financials sector. Thus, few of the Fund’s Financials stocks were spared from declines during the First Half, with holdings such as Standard Chartered, Shinsei Bank and IDFC First Bank declining despite what we view as quite positive company-level developments at all three, and indeed across much of the Fund’s holdings in the sector in recent months (more later). Although this was “bad news” in the sense that it negatively impacted Fund performance during the First Half, as long-term investors, we consider it “good news” whenever investment opportunities that we already believe are attractive get better still due to even more discounted prices, especially when they are on sale for reasons that seem highly likely to be transitory.

Latin America: The most material detractor by geographic region from the Fund performance during the First Half was Latin America, most notably Brazil. This is another heterogeneous group in terms of activities, including Triple-A office real estate, telecommunications, restaurants, grocery retail, fuel distribution and private equity. But diversification by business did not benefit the Fund during the First Half. Across much of the region, stock prices and local

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currencies – and as a result, the value of the Fund’s Latin American holdings in U.S. dollar terms – were hit disproportionately hard as the acceleration of new COVID-19 cases sparked risk aversion, with many investors fleeing for the perceived safety (real or otherwise) of U.S. markets and the U.S. dollar. In particular, the value of the Brazilian Real (BRL) declined by over 20% against the USD during the First Half (it was down nearly 30% at one point, before recovering a bit more recently). A number of factors have likely driven the decline in the BRL, including: general risk aversion and a flight to perceived safe haven currencies in the FX market amid the pandemic; historically low interest rates in Brazil, which diminished the attraction to yield-seeking investors; and political turmoil. The Fund’s two largest Brazilian holdings, BR Properties and Telefonica Brasil, were down meaningfully during the First Half despite what we believe had been strong business performance prior to COVID-19 (which has hit Brazil hard) as well as strong positioning and financial wherewithal to get through the crisis (more later). Since mid-May, the BRL has recovered somewhat as the “risk-off” mood towards the currency has moderated, and it is possible that this may continue as things return to a degree of normalcy. To the extent that some degree of normalization continues, that could potentially remove a major factor that we believe has been obscuring what have been impressive business-level developments at each of the Fund’s holdings in the country.

Energy: A fourth area of the Fund that was hit very hard during the First Half was our Energy-related (specifically, Oil & Gas-related) holdings. The long-beleaguered sector, which had only just begun to show signs of life in December and early January, was first hit by a black swan-like, negative demand shock due to COVID-19 and lockdowns implemented in response. Then came a supply-side shock: the start of a Saudi-Russian oil price/production war. This difficult to imagine combination – an almost immediate, dramatic drop-off in expected short-term demand given the shutdown of large swathes of the global economy, combined with an expected surge in short-term supply given the price war between two of the world’s largest producers – led to a collapse in crude oil prices of 55% in March alone. The extent of the temporary dislocation in the oil market was so stark that at one point in April, WTI crude futures prices briefly reached a seemingly nonsensical price of -$40 per barrel (negative $40). Oil prices have since recovered to around $40 per barrel (positive $40), albeit still well below pre-pandemic prices, as of the end of June. All of the Fund’s holdings in the Oil & Gas and Energy Services sectors (Aker ASA, Enerflex, Gran Tierra Energy and Tidewater) saw their stock prices hit extremely hard during the First Half.

Again, maintaining a longer-term, bigger-picture perspective, it is worth highlighting our view that the same aforementioned drivers that made March and April such challenging months for the sector seem likely, with the passage of time, to prove transitory in nature as those forces reverse course. For example, wide segments of the global economy that were essentially shut down, triggering the collapse in oil demand, should continue to reopen (albeit in fits and starts), supporting a gradual recovery in demand. In the meantime, on the supply side, the old axiom “The cure for low prices is low prices” appears to have at least begun to play out somewhat, as the ongoing retrenchment of the U.S. shale industry (a key swing factor in the supply/demand balance) has gathered pace. These developments have helped the oil market begin to make up some of the ground lost during the worst of the dislocation, yet the Fund’s Energy-related holdings remain, in our opinion, remarkably cheap.

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COVID-19 Impact on the Fund’s Relative Performance

Moving on to the Fund’s relative performance (versus the benchmark) during the First Half, a few factors stand out with regard to the portfolio’s underperformance. While virtually nothing in the equities markets held up amid the broader market chaos during the most panicked trading days in March, over the course of the First Half long-running trends that we have written about often continued once again in a relative sense, and even accelerated dramatically. As measured by broad market benchmark indices, U.S. equity markets significantly outperformed international markets, and emerging markets fared particularly poorly, as investors fled for what they perceive to be safe havens. The MSCI ACWI Growth Index (up 3.9%) outperformed the MSCI ACWI Value Index (down 16.0%) by nearly 20% during the First Half, and the Technology-heavy NASDAQ index was up over 10% (a remarkable feat considering the circumstances). The high-flying FAANG stocks continued to roar to dizzying heights despite the pandemic: Amazon (up 35%) and Netflix (up 33%) led the way, while Google’s parent company Alphabet (up nearly 10%) was the “laggard” of the group.

Under normal circumstances, we would not expect the most popular, (in our view) fully-to-overpriced Growth-stocks to outperform during a broader market meltdown. Truth be told, we would expect quite the opposite. However, the nature of this particular crisis and its results (social distancing, lockdowns, working from home) is such that in a relative sense, many “new economy” businesses – Amazon and Netflix are obvious examples but this also applies to many other Technology-centric businesses – have thus far held up much better than businesses that depend more heavily on tangible assets, or a physical presence to drive revenues (e.g., restaurants, retail, real estate, etc.). Also importantly, these Growth-oriented businesses, having been very popular among investors for years, in some cases have a degree of financial flexibility as a result of years of readily available access to capital on easy terms. In any event, our avoidance of what we have long viewed as overvalued, popular stocks – due to what we see as dangerously high price risk from a longer-term perspective – continued to materially hurt the Fund’s performance relative to benchmarks in the First Half. As a reminder, Information Technology is currently the largest component of the MSCI ACWI (at nearly 21%).

On the other hand, the stodgy, deeply discounted stocks that we tend to invest in are in areas that were hit the hardest during the period. The aforementioned Financials and Energy sectors, as well as Real Estate – whose sector weightings in the Fund are all considerably higher than their respective weightings in the benchmark index – were three of the hardest hit sectors during the First Half. Finally, as mentioned earlier, the Fund’s geographic exposures – in short, more exposure to emerging markets (namely Latin America) and much less exposure to the U.S., as compared to the benchmark – once again hurt relative performance as the U.S. continued to outperform and many currencies weakened relative to the U.S. dollar during the markets’ worst days in March, weighing further on the Fund’s non-U.S. investments.

As you know, our investment objective is to achieve attractive risk-adjusted performance and outperform relevant benchmarks over the long term. We do not make investment decisions based on short-term market or benchmark-related considerations. Instead, we take a long-term view, looking to take advantage of near-term uncertainty by investing in depressed and/or unpopular businesses and assets at attractive prices. Short-term market and index performance, therefore, is not a primary focus for us. Our goal is not to stay close to a benchmark or invest in what is popular, but is to remain focused on constructing a portfolio of

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investments that we believe have attractive risk-adjusted potential returns over the long run, whether or (more likely) not those investments are popular or heavily owned in benchmark indices.

The Good News: Fund Outlook Looking Forward

The First Half has seen some remarkably uncertain times in the markets, and it certainly has been a painful period for the Fund. Yet we believe it is as important now as it ever has been to remain focused on fundamentals and maintain a long-term perspective amid such extreme short-term uncertainty. With that in mind, let’s turn to the Fund’s outlook looking forward and over the long term, beginning with a note on valuation.

Valuation: Given the current environment, the valuations at which much of the Fund’s holdings are currently trading are exceptional, in our view, and a number of holdings are at or near multi-year low prices. This is particularly notable, in our opinion, given the remarkably bifurcated market we are currently seeing today, with historically rich valuations of broader market indices (primarily in the U.S.) as indicated by various metrics that we have written about at length in the past – a condition that has been driven by an unprecedented period of outperformance (both in terms of magnitude and duration) from high-priced Technology and Growth stocks. For one example of the extent of the disparity, as of June 30 the Price-to-Book Value ratio (P/B) of the Fund was 0.55x, as compared to 2.34x for the benchmark MSCI ACWI2. Although the P/B ratio, like all valuation metrics, has its critics and limitations, it is nonetheless an objective statistic derived from corporate financial statements. A disparity of such magnitude is historically unique, and in our opinion, provides a statistical representation of the undervalued nature of the Fund, both on an absolute basis as well as relative to the benchmark index. Yet despite this undervaluation, during the First Half we saw price-insensitive selling persist across many holdings in the Fund. The good news is that this has created a situation that we believe represents an unusually interesting investment opportunity in a longer-term context if you believe, like us, that the price you pay for a stock relative to its underlying intrinsic value ultimately plays a key role in determining prospective risk-adjusted returns.

Survivability: Although a deeply discounted valuation is a necessary component of our investment approach at Moerus, that by itself is not enough to get us to invest. A stock may be cheap, but if it does not have the wherewithal to make it through difficult periods, it might not be around long enough for shareholders to benefit from its latent value eventually being unearthed. Because of this reality, another essential component of our approach is a focus on avoiding potential permanent impairments of capital. We strive to invest in businesses that possess the survivability (financial, competitive, etc.) to withstand protracted periods of adversity – in other words, to survive to the day when today’s downside volatility hopefully turns into tomorrow’s upside potential. As such, an integral part of our process has always included “stress testing” potential investments against a variety of plausible, adverse scenarios, be it shortfalls in demand, increased interest rates, inflation, currency mismatches, etc.

Nonetheless, as the COVID-19 pandemic developed and gathered momentum worldwide, extremely draconian, perhaps unprecedented scenarios played out, including a virtually complete shutdown of demand for some industries (e.g., travel, restaurants). Our response to

[2]	Source: Bloomberg for Fund data, MSCI for Index data.

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this was to reevaluate the Fund’s investments, reassess what they may be worth in this changed, extreme environment, examine their survivability under these new circumstances, and eliminate holdings that we thought could potentially suffer from a diminished margin of safety under any of these scenarios (there were very few – more on that later). Having worked through this process, our conclusion is that looking forward, we believe the Fund’s current portfolio of investments is well positioned and possesses the staying power to make it through the current crisis and ultimately have its undervaluation recognized.

Moving on to actual business-level fundamentals (as distinct from stock price volatility), let’s return to the four general areas of the Fund that were most negatively impacted by COVID-19 during the First Half.

Financial Services Holdings: The comment above about the exceptional valuations of the Fund’s portfolio is, in our view, perhaps especially true for our aforementioned Financial Services holdings – one of the hardest hit areas during the period – notwithstanding our belief that many of them boast vastly improved balance sheets, have been profitable and given their discounted valuations, had launched meaningful stock repurchase programs prior to the pandemic. Many of these holdings are arguably well prepared for this environment, because in most cases they went through significant fundraising exercises during earlier periods of difficulty or following missteps.

For a few examples of the types of investment opportunities we are seeing in the Financial Services space, we’ll begin with Standard Chartered, a London (and Hong Kong)-listed international banking group operating principally in Asia, Africa and the Middle East. The bank stumbled in the mid-2010s under the lax lending and compliance policies (notably in relation to the Iranian sanctions violations) of the previous management. The former resulted in sizable loan write-offs and necessitated a large rights issue in 2015, while the latter attracted a protracted period of oversight and scrutiny from the U.S. Government culminating in a large fine, the last portion of which was finally paid in April 2019.

These past missteps and slowing growth in a number of its previously rapidly growing markets, combined with a risk averse attitude on the part of the new management team that came in to clean up the mess, have resulted in Standard Chartered shares attracting a low valuation of roughly 40% of book value, notwithstanding what we see as its vastly improved capital position (with excess capital given its business activities), falling Non-Performing Loans (NPLs) and a greatly de-risked business. In light of the continued internal generation of capital, the bank had been gradually returning excess capital to shareholders via a $1 billion share buyback during 2019 (its current market capitalization is roughly $18 billion). An additional $500 million share buyback had been slated for early 2020, as was a potential additional $1 billion for the latter half of 2020, following the anticipated closure of the sale of its Indonesian bank holding. However, these planned repurchases were called off when the regulators in the U.K. recommended the termination of any buybacks or dividends by banks (given the uncertainty resulting from the pandemic). This news undoubtedly disappointed short-term and/or income-oriented investors and pressured the share price during the First Half. However, from a longer-term perspective these moves, along with the successful completion of the sale of the Indonesian bank, in our view leave the bank in a very strong capital position to weather the current adversity, emerge at the other end of the downturn, and resume capital return activities when it is permitted to do so by the regulators.

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Shinsei Bank Ltd., unlike most typical Japanese City banks which have a disproportionate focus on big ticket commercial lending, is primarily a domestically focused Japanese bank that engages in consumer finance, lending to Small and Medium-Size Enterprises (SMEs), leasing and financing real estate transactions. Operating in these relatively high margin niches has allowed the company to be profitable and grow its Net Interest Margin despite the negative interest rate environment in Japan. In our view, the company is significantly overcapitalized, with an over 100% coverage of NPLs and, in addition, holds potentially redundant reserves for past “overcharging” of interest on consumer loans. As of the last reporting date, the bank’s Common Equity Tier 1 (CET1) ratio was 11.3%, indicating a reasonably well capitalized bank. As in the case of Standard Chartered, Shinsei Bank’s valuation is heavily discounted; at the time of this writing, its shares were trading at a P/B ratio of 0.33x and Price-to-Earnings ratio of less than 7x. The company completed a stock repurchase program of 23.5 million shares (of a base of 259 million shares outstanding) in the 2019 fiscal year, with an additional authorization of 20.5 million shares for the 2020 fiscal year, circumstances permitting.

IDFC First Bank Ltd. is a domestically focused Indian bank formed as the result of a merger between a traditional bank and a Non-Bank Finance Company (NBFC) that provides loans to SMEs and consumers. We expect the growth in the bank’s deposit base over time to provide a lower cost, diverse and more stable source of funds for this entity, which will be complemented by the higher earning assets of the finance company. In our view, the attractiveness of this configuration is that unlike many of its consumer finance peers that do not have access to bank deposits and therefore must raise higher-cost funding from the wholesale market, IDFC First Bank effectively can benefit from “the best of both worlds”: access to relatively stable, low-cost bank deposits, as well as a book of relatively high-yielding assets (consumer and SME loans). The near-term earnings outlook, however, is expected to be muddied by expenses related to the expansion of the bank’s deposit gathering network, cost of integrating the two merged organizations, and the potential for writing down some of the non/under-performing legacy assets acquired as a part of the merger, especially those weakened during the period of the COVID-19 related lockdowns. As of the last reporting date, the bank’s CET1 ratio was 13.3%, indicating a reasonably well capitalized bank. At the time of this writing, these shares were trading at a P/B of approximately 0.85x, in our view an excessively discounted valuation for a company with such promising long-term growth potential, as well as compared to the premium to book value sported by most of its comparable peers.

A final, more general note on the Financials holdings in the Fund: as discussed, several of our Financials holdings have returned significant amounts of capital to shareholders in the recent past, and had planned to return more before stepping back due to COVID-19 uncertainty and regulatory recommendations. In our view, our holdings possess more than enough wherewithal to resume distributions; it is more a question of when government regulatory bodies begin to loosen their stance on temporarily restricting distributions. We have already begun to see progress on this front, as the Dutch central bank recently dropped its call for insurers to suspend dividends (a favorable development for the Fund’s holding in Dutch insurer NN Group). If and as these regulatory bottlenecks are resolved, we believe there is meaningful upside potential given the significantly discounted valuations of our Financial Services holdings.

Holdings Impacted by Social Distancing: Returning to the Fund’s two holdings that were most adversely impacted by social distancing measures in response to COVID-19, we’ll begin

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with Hammerson, the U.K. Retail REIT. Although the company has been hit extremely hard by lockdowns in its various markets, we believe that this impact will gradually begin to reverse if and as those economies begin to open up. Hammerson has no material debt maturities ahead of 2022, and during the last several quarters the company has sold assets (a number of them non-core) and eliminated its dividend to shore up its financial position. Although the COVID-19 related impact to Hammerson’s business has been particularly acute, a considerable portion of the currently hostile operating environment appears to be reflected in the valuation of its shares, which trade at a roughly 85% discount to the company’s restated NAV and a roughly 65% discount to our more-conservatively assessed NAV.

Arcos Dorados entered the COVID-19 crisis from a position of strength, in our view, with its business performing more strongly than at any other point during our ownership of the business. The company’s Fourth Quarter 2019 results highlighted another quarter of strong same store sales growth, improved margins and increased market share. In addition, management noted that February 2020 was the best month of February in the company’s history. Although the business was hit hard beginning in March by the prohibition on most in-restaurant dining and temporary closure of some restaurants across its markets, the decline in revenues was partially offset through rapid growth in sales via the delivery, drive-through and take-out channels. While this growth cannot offset steep declines in revenues from the virtual cessation of in-restaurant dining in the near-term, it nonetheless provides confidence that underlying demand for the company’s products and services remains strong and will continue to recover if and as full operations resume. In fact, Arcos Dorados recently released a business update noting that by the end of June: 88% of its restaurants were operating at least one sales channel; sales at many of its 1,100 free standing restaurants (i.e., not mall-based) had already recovered to more than 90% of prior year levels; and that some free-standing restaurants in specific markets (particularly in the Caribbean and Northern Latin America) have already begun to generate year-over-year sales growth.

Longer-term, we believe Arcos Dorados is well-positioned to weather the storm and make it through with an improved competitive position relative to peers, given its superior in-place network of free-standing restaurants (key for drive-through/take-out sales), the support of McDonald’s Corporation (with whom Arcos Dorados has had a strong, multi-decade relationship), and a financial position that entered the crisis stronger, in our view, than at any point during our ownership. In particular, Arcos Dorados’ scale, known brand name and financial flexibility should allow it to continue to take market share in Latin America’s Quick Serve Restaurant (QSR) industry. Notably, this is a space that is notoriously fragmented and heavily populated with street stalls and mom and pop competitors, most of whom have neither the financial wherewithal to navigate the period, nor the formal food safety/preparation protocols that customers may increasingly value in a post-pandemic world. The company entered 2020 with a reasonably strong cash position and low leverage (1.6x Net Debt/EBITDA as of the end of 2019), and its two meaningful bond maturities do not come due until 2023 and 2027. The stock’s valuation seems truly compelling to us, at less than 6x 2019 EBITDA, which in turn was depressed by historically weak local currencies translated into the USD. Finally, Arcos Dorados, which owns roughly 500 of its stores, last had an appraisal of its real estate completed over a decade ago (in 2009), when it was valued at roughly $1 billion. As of the date of this writing, the current market capitalization of the entire company is roughly $1 billion.

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Brazil: Latin America has been hit hard by COVID-19, and Brazil is perhaps suffering the worst of all in the region. That said, the Fund’s Brazilian holdings performed quite well prior to the pandemic, leaving the businesses well-positioned to weather the crisis. As in the case of Arcos Dorados, BR Properties entered 2020 from a position of strength, with office occupancy and rental rates increasing in 2019, and with its balance sheet having been fortified significantly by well-timed, non-core asset sales and an equity issue late in 2019.

The spread of COVID-19 in the company’s two principal markets (São Paulo and Rio de Janeiro) will clearly have a significant impact upon the demand for office real estate and on rental rates in the short-term, as would the resultant general economic slowdown in Brazil. But with that said, the company’s portfolio is now more narrowly focused than ever on high-quality, Triple-A assets in good locations (with a quality tenant base) in Brazil’s two largest cities. Further, the company’s balance sheet at present is significantly stronger than it had been throughout any time during our ownership. This is particularly interesting, given our view that BR Properties’ management team and controlling shareholder have demonstrated a track record of well-timed, well-priced office property purchases and sales. We believe that the company is well-positioned to potentially take advantage of the current crisis via value-accretive acquisitions, to the extent that such opportunities are made available by distressed/motivated sellers. In our view, the longer-term investment case remains very strong, even as the stock prices declined to near recent lows during the First Half as a result of the crisis. Shares are currently priced at an over 30% discount to tangible book value, which, in turn, reflects depressed conditions in the Brazilian office real estate market over the past five years.

As for Telefonica Brasil, a leading telecommunications operator providing mobile and fixed line telecom services across Brazil, we do not expect a meaningful lasting impact on the business as a result of the virus, although the general decline in Brazilian economic activity will clearly present a meaningful headwind in the short-term. Longer-term, we believe Telefonica Brasil is well-positioned to benefit from considerable long-term growth potential, driven by factors including increased demand for connectivity and data given the continued growth of e-commerce, mobile banking, social media, etc., as well as low internet and broadband penetration rates in Brazil relative to developed markets despite a younger, faster-growing population of enthusiastic internet users. Other factors that we believe have the potential to positively impact the returns from this investment include the settlement of remaining double taxation suits in the company’s favor, the transfer of ownership of legacy assets from the government (including real estate) to the company, the potential exit of Oi S.A. from the competitive landscape, and possibly increased revenues from an eventually recovering Brazilian economy. In our view, the company possesses a strong financial position, has historically been profitable and cash generative even in difficult periods, and trades at a very modest valuation.

Energy: As noted earlier, the sudden, dramatic collapse in crude oil demand due to pandemic-driven lockdowns, coupled with a surge in supply from feuding producers Russia and Saudi Arabia, provided a surefire recipe for a plunge in oil prices and in the profitability of oil-related businesses. Although the incredibly rapid collapse in oil prices prompted us to dispose of one of our Energy-related investments (Gran Tierra Energy, more later), we remain confident that the Fund’s remaining Oil & Gas-related holdings (Aker ASA, Enerflex and Tidewater) are well-

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positioned to weather this transitory downturn and offer attractive investment opportunities over the longer-term.

For one example of this, we highlight Aker ASA, a Norwegian investment company with holdings, inter alia, in oil exploration & production, oil services, shipping and fisheries, via both publicly listed and private companies. The company is an active investor in the companies where it has ownership stakes, which combined with its available liquidity, has allowed it to opportunistically build value via acquisitions, divestitures, mergers and recapitalizations of weaker players. This has allowed the company to build its NAV at impressive rates over time, achieving a 22% compound average growth rate over the five years through December 2019, albeit with some volatility mirroring the market values of the underlying businesses. Aker’s successful track record of exploiting opportunities to acquire discounted assets in difficult environments should serve the company well in today’s uncertain environment. It currently trades at a roughly 15-20% discount to the value of its underlying holdings, the prices of which were impacted during the recent oil price decline notwithstanding the low-cost nature of its investee company’s oil production in the North Sea (roughly $10-12 per barrel).

In summary, we remain encouraged that the Fund’s long-term investment cases are quite strong, possess staying power, and at heavily discounted prices offer attractive margins of safety. We know that this is a very unsettling time, but we remain confident that the current environment, in retrospect, will in the long run prove to have offered some very attractive investment opportunities. Times of great adversity and uncertainty have a tendency to provide interesting prospective longer-term returns. We believe that this is one of those times.

Investment Activity in the Fund

With that in mind, during the First Half we strove to make the most of the market dislocation resulting from COVID-19, taking advantage of short-term volatility and attractive pricing to add to several existing positions in the Fund, in addition to initiating three new positions in the portfolio. Although located on three different continents (South America, Asia and Europe) and operating in various industries, these three new investments share one common theme. Given their unique attractions, these investments have rarely been priced attractively enough for strict value investors like ourselves, but the disruptions caused by COVID-19 have presented us with opportunities that historically have, more often than not, been out of our reach.

Despegar.com

Despegar.com (“Despegar”) is the largest online travel agency (“OTA”) in Latin America. The company has a presence across 20 countries in the region and is the leader in key markets including Brazil and Argentina. Although the company is somewhat akin to Expedia or Hotwire here in the U.S., it’s important to note that the OTA business in Latin America is, in our opinion, far more attractive than the business in North America for several reasons. First, growth prospects are better; as standards of living in the region improve, one of the fastest-growing areas of spending is on travel, both domestically and internationally. Second, the travel business is still mostly offline, with only 40% of travel booked online, providing opportunity for OTAs to drive growth by taking market share. Third, the suppliers of travel products in the region are much more fragmented than in other markets, with the largest hotel chains controlling just 7% of supply (versus 50% in the U.S.) and 67 airlines operating across the region. This results in higher added value from the OTAs and thus a stronger competitive positioning – the

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fragmented suppliers compete for customers, and one of the ways they do this is by paying the likes of Despegar to acquire the customers for them. Finally, credit card penetration in the region is well behind other markets, which provides the OTAs the ability to provide other ancillary services (such as financing) which generate more fees per transaction.

We have followed the company for some years, but because of its strong business model, consistent topline growth, and “new economy” status, the stock has historically been valued at a level that we felt was a premium. However, following two years of currency-induced volatility in their two largest markets and now the near total drop-off in travel resulting from lockdowns and travel restrictions associated with COVID-19, a situation has presented itself where the near-term outlook for the business is very challenging and the stock price has repriced to a level that even we find attractive. This has provided long-term investors like us with the opportunity to buy shares in a very attractive business at what we think is a discounted valuation of about 5x Average EBITDA (Earnings Before Interest Taxes Depreciation and Amortization) over the past three years.

As noted above, the near-term fundamentals of Despegar’s business are likely to be very challenging. The company saw a 95% drop-off in travel in the second half of March and while things seem to have improved since then, the business is far from recovering. We believe that the company has no survivability risk though, as they currently have no net debt and more than $200 million of net cash on hand. Following the onset of COVID-19 restrictions, the company has taken significant steps to reduce its cost base – both temporary steps such as curtailing advertising and development spending and permanent steps such as headcount rationalizations. In addition to providing for survivability through this challenging period (the company estimates that it has more than a year of runway with zero revenues), Despegar management also expects that this will result in a stronger business with improved margins when we exit the current challenging period. In addition, Despegar’s smaller, less well-capitalized competitors are apt to have a tougher time surviving the current downturn – especially the longer it drags on – leaving Despegar to take even greater market share when we eventually emerge from this.

During the past 20 years, Despegar has invested $1.5 billion in building its brand through technological development and advertising. Today it is reaping the benefits of its first-mover status, with 69% of the traffic coming to its website coming through unpaid sources – as opposed to paid ads and referrals. This brand recognition is a massively valuable asset that contributes directly to the success and profitability of Despegar but is not reflected on the company’s balance sheet. At today’s valuation, we believe that we are paying very little for this massive asset, which although considered an intangible asset in traditional accounting terms, is very real in defining its competitive strength. We also expect that as Latin America emerges from the other side of its COVID-19 lockdowns, shareholders will benefit as the company is shifting from investing to build this brand into harvesting the value of this asset, which could lead to improving profitability and continued topline growth.

Edelweiss Financial Services

Edelweiss Financial Services (“Edelweiss”) is a diversified Non-Bank Financial Company (NBFC) listed in India. As we wrote in our last letter, the market environment in India has been challenging for the Financial Services companies in general, and for the NBFCs in particular.

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Since then, the onset of COVID-19 and the lockdown India implemented to halt the spread of the virus have only made the situation tougher for these companies. Accordingly, the entire sector has seen significant declines in valuations, creating attractive opportunities for long-term investors to buy companies that had previously been priced at premium valuations due to their attractive long-term growth potential.

Edelweiss is a leading Financial Services company in India that operates across three core businesses: Credit, which lends money to retail and commercial borrowers; Investment & Advisory, which provides wealth management, asset management, capital markets services, and distressed debt resolution; and Insurance, which provides life insurance and general insurance.

Edelweiss has spent the past decade growing beyond its original business of capital markets (now part of its Investment & Advisory business) and investing in new areas to improve stability and access new lines of business and a larger share of customers’ wealth. After launching the Credit business in 2007, the segment grew from nothing to become the largest business for the company today. In addition to the Credit business, Edelweiss has also invested in insurance, first launching a life insurance business with Tokio Marine Holdings of Japan in 2011 and then a Property & Casualty insurance business in 2018. In addition to the Insurance and Credit businesses, Edelweiss has reinvested in and expanded its legacy business, which now encompasses one of the largest distressed debt resolution companies in India and a leading wealth management and investment management platform.

As Edelweiss builds this diversified platform, it is realizing benefits in addition to diversification. For instance, the company lends through its Credit business in partnership with the funds it manages. This lowers overall risk for the company (as lending exposures are shared amongst other fund investors) and increases returns (as Edelweiss charges fees for managing the funds on behalf of other investors). This range of businesses also allows the company to service clients across multiple stages of their business – creating wealth through the Credit segment, growing wealth through the Investment & Advisory segment and protecting wealth through the Insurance segment.

Despite being diversified across different business lines, Edelweiss has not been immune to the tightening funding situation in India. However, the company has been able to continue to finance itself and appears to be on solid financial footing with strong capital adequacy ratios across its subsidiaries and substantial available liquidity. The company has also attracted some large, well-respected foreign investors who have made direct investments into some of its various underlying businesses – allowing them to improve liquidity, fund further growth, and endorsing the strength of the overall business – while also providing increased independence amongst each of the subsidiary businesses – which may be individually listed at some point.

Lastly, it is important to note that Edelweiss’ dominant shareholder, Rashesh Shah, owns 32.9% of the company’s shares outstanding. In addition to his stake, management and employees own a further 12.5% of the company. In our opinion, the 45% ownership position by Edelweiss management and employees is a positive as it aligns them with minority shareholders as a significant component of their wealth is tied to the stock price, incentivizing management to focus on building value over the long term as opposed to taking excessive risks for short-term personal gains. These dominant shareholders have also been increasing their ownership

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position in the company, taking advantage of the attractive valuation of the stock earlier this year by buying more.

This is the Fund’s second investment in India, and it warrants talking about the broader opportunity in the country. India is the world’s fifth-largest economy and has the second-largest population on Earth, which also happens to be amongst the youngest demographically, with more than 50% of the population under the age of 25. With fits and starts, India has experienced some impressive growth in GDP over the long-term and there is little reason to think that this will not resume, albeit with some challenging periods along the way. As we have previously noted, the valuations of stocks in India generally reflect these positive factors and, as value investors, the opportunities for us to invest in the country at prices that we find attractive tend to come about only during times of stress. We believe that the current situation is one such time.

Exor NV

Exor NV (“Exor”) is a Milan-listed diversified holding company with its principal investments in Fiat Chrysler Automobiles NV (automobiles); CNH Industrial NV (trucks/commercial vehicles; agricultural/construction equipment; engines and powertrains); Ferrari NV (sports cars); GEDI Gruppo Editoriale SpA (publishing & broadcasting); Juventus Football Club SpA (professional soccer club); and Partner Re (reinsurance). All but the last of these are publicly listed companies. In addition, it has smaller investments in a number of entities including The Economist, Perella Weinberg, and a portfolio of listed and unlisted investments.

A first order, mechanical analysis of the security indicated that Exor trades at a discount to an as-is net asset value (“NAV”), with the valuations of its various constituents being impacted by COVID-19, as arguably being depressed. A discounted valuation combined with inexpensive underlying holdings is generally a necessary, but not sufficient, condition for considering purchase. The next step was to ascertain whether the underlying holdings and their oversight are credible enough to warrant committing capital to such an investment. On that point, the history of stewardship by the current generation of family controlling Exor, the Agnellis – notably under the watch of John Elkann, who is currently the Chairman and the Chief Executive Officer of the company – has in our view been nothing short of remarkable, though arguably still a work in progress. We believe the structural changes underway are likely to continue to build and surface value among the underlying holdings.

The starting point for the Elkann era was a pair of highly leveraged holding companies, which in turn controlled Fiat SpA, yet another leveraged entity. Over a decade, a succession of transactions resulted in a single holding company with modest financial gearing (Exor), which controlled Fiat SpA. Fiat SpA spun off Fiat Industrial SpA, which became the precursor to today’s CNH Industrial NV. Thereafter, Fiat SpA opportunistically acquired Chrysler, spun off Ferrari NV (the luxury car manufacturer), and sold off Magneti Marelli SpA (an auto parts company), resulting in what is today’s Fiat Chrysler Automobiles NV – in our view, a far better financed company than it was in the earlier years, and with a much improved product offering in the various geographies in which it operates.

Wholly owned PartnerRe, which provides life and non-life reinsurance, was acquired by Exor in March 2016 for $6.7 billion. PartnerRe has returned roughly $661 million in distributions to the

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parent during the three years following its purchase, notwithstanding a relatively indifferent pricing environment in reinsurance markets over this time period.

The opportunity to invest in the common shares of Exor arose from a number of COVID-19 related disruptions, principal amongst these were:

- Exor received an unsolicited $9 billion bid for Partner Re in early March 2020. Subsequently, the purchaser attempted to renegotiate the price in the light of the generalized uncertainty stemming from COVID-19 outbreaks in various countries. Given the minimal exposure to liabilities from the pandemic, there was a reluctance on the part of Exor to change the transaction terms, leading to the cancellation of the transaction in May. As a result, Exor continues to own PartnerRe as the industry heads into an arguably better pricing environment for reinsurers.

- Last December, Fiat Chrysler Automobiles NV announced a merger of equals with Peugeot SA, which would allow the pooling of resources in the development of electric and autonomous vehicles and tremendous scope for cost savings, be it in reduced duplication of capital investment, or the reduction in the purchasing costs or reduction in the number of production platforms. The virus-related disruptions to both companies’ operations, combined with the uncertainty stemming from the outcome of antitrust review in the various jurisdictions – notably Europe – have continued to be an overhang for these shares. While it is hard to handicap the outcome of the antitrust review currently underway, the commercial logic behind the merger is quite compelling, and we believe that the incentives are considerable for the merging firms to arrive at some form of accommodation with the authorities to address their concerns.

- Separately, CNH Industrial NV had announced its intention to separate into two listed entities: one with the trucking business, principally Iveco; and the other being the off-the-road business, principally agricultural and construction machinery. While the intended restructuring has been continuing largely as planned, there have inevitably been pandemic-related delays in the execution of the various steps necessary for this split, e.g., recruitment of some members for the separate management teams and the like.

We are of the view that the impact of each of these events, while disruptive in the short term, will fade with the passage of time and Exor will be able to realize the benefits of the various actions noted above. In short, we believe that the fallout from COVID-19 offered us what we see as an unusual opportunity to invest in this collection of assets at a meaningful discount to NAV, despite the company’s impressive track record of creating value over time.

Moving on to activity on the sell side, as discussed in our past two Shareholder Letters, in our opinion the investment cases supporting many of the Fund’s core positions (in particular, with regard to valuation) have become increasingly compelling following stock price declines. Given that view, during the First Half we eliminated seven positions: Atlas Mara, Bolsa de Valores de Colombia, Copa Holdings, Franklin Resources, Gran Tierra Energy, Hellenic Exchanges, and Royal Gold. Almost all of the holdings sold entered 2020 among the smaller positions held in the Fund, and in general, were sold primarily as part of our continued effort over the past year-plus to more narrowly focus the portfolio on our highest conviction ideas, such as Despegar, Edelweiss, Exor and the several existing core positions that we added to this year.

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Two notable exceptions to this were our sales of Franklin Resources and Gran Tierra Energy, both of which, in our view, have seen their margin of safety diminished by recent developments. The decision to sell Franklin Resources was made after its announced purchase of Legg Mason – a transaction that, although not without its theoretical attractions, will deplete the company’s sizeable cash balance, thereby reducing its margin of safety in our view, in addition to increasing risks of management distraction, client redemptions, and potential key personnel departures from the merged entity. As for Gran Tierra, we decided to eliminate the position following the rapid decline in oil prices as a result of COVID-19 lockdowns and the oil price war. Although the company’s historically reasonable balance sheet and the ability to reduce its growth (as opposed to maintenance) capital expenditure in relation to falling revenues has historically acted as a safety valve for the business, the fall in the price of crude oil has resulted in the company sharply reducing its discretionary capital expenditure plans, so as to meet its other requirements, both operational and financial. Given the narrowing in the margin of safety in this holding because of the fall in oil prices, we decided to sell. Although we believe Franklin and Gran Tierra shares remain quite cheap, our focus on risk mitigation took higher priority, and we decided to sell, redeploying the proceeds into what we believe are more compelling opportunities at this point, some of which are discussed above.

A Parting Note

Looking forward, it is important to note that the stock prices of the Fund’s holdings seem likely to continue to be volatile in the coming months in both directions, as markets react to news flow on virus cases and on government actions in response, in real-time, likely without much regard to valuation and underlying, longer-term business strength and fundamentals. The direction and magnitude of such day-to-day volatility is difficult (likely impossible) to predict with any reasonable level of accuracy and consistency. But we believe this is a good thing for the Fund, as such volatility would likely continue to periodically offer us opportunities to invest at very modest prices in businesses that have many of the attractive characteristics discussed, which we believe augurs well for the Fund’s return potential over the longer-term. As in many past crises, we believe that the current turmoil will eventually prove, in retrospect, to have offered some unusually lucrative long-term investment opportunities. We continue to remain focused on staying the course, maintaining a long-term focus, and taking advantage of buying opportunities made available by the COVID-19 crisis.

As always, many thanks for your continued support, interest, and curiosity. We look forward to writing you again after the close of the Fund’s Fiscal Year.

Best wishes to you and your loved ones during these challenging times. Please stay safe.

Sincerely,

Amit Wadhwaney

Portfolio Manager

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© 2020 Moerus Capital Management, LLC (“Moerus”) is a registered investment adviser. The information set forth herein is informational in nature and is not intended to be investment advice. This information reflects the opinion of Moerus on the date written and is subject to change at any time without notice. Due to various factors including, but not limited to, changing market conditions, the content may no longer reflect our current opinions or positions. Performance figures reflected herein are presented net of fees. Past performance is not an indicator or guarantee of future results.

Investing in mutual funds involves risks including the possible loss of principal and there can be no assurance that any investment will achieve its objectives. International investing involves increased risk and volatility due to currency fluctuations, economics and political conditions, and differences in financial reporting standards.

The preceding information is not being provided in a fiduciary capacity, and it is not intended to be, and should not be considered as, impartial investment advice.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 1-844-MOERUS1 or by visiting www.moerusfunds.com. The prospectus should be read carefully before investing. The Moerus Worldwide Value Fund is distributed by Foreside Fund Services, LLC, Member FINRA.

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Fund Performance - (Unaudited)
May 31, 2020
Moerus Worldwide Value Fund

The Fund’s performance figures* for the periods ended May 31, 2020, compared to its benchmark:

			Average Annual
			Since Inception** -
Fund/Index	Six Months	One Year	May 31, 2020
Moerus Worldwide Value Fund - Class N	(32.14)%	(28.91)%	(5.97)%
Moerus Worldwide Value Fund - Institutional Class	(31.98)%	(28.62)%	(5.72)%
MSCI AC World Index Net (USD) ***	(5.96)%	5.43%	8.15%

Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index returns do not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total operating expense ratio, as stated in the fee table in the Fund’s Prospectus dated March 30, 2020, is 1.94% for Class N shares and 1.69% for Institutional Class shares. Moerus Capital Management, LLC (the “Adviser”) has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March 31, 2021, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expeneses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Fund’s Adviser))) will not exceed 1.65% and 1.40% for Class N and Institutional Class Shares, respectively. The fee waiver and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within three years after the fees were waived or reimbursed), if such recoupment can be achieved within the lesser of the foregoing expense limits or those in place at the time of recapture. This agreement may be terminated only by the Trust’s Board of Trustees on 60 days written notice to the Adviser. Absent this agreement, the performance would have been lower. For performance information current to the most recent month-end table, please call 1-844-MOERUS1. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND ARE NOT PREDICTIVE OF FUTURE RESULTS.

*	Performance data quoted is historical.

**	Inception date is May 31, 2016.

***	The MSCI AC World Index Net (USD) captures large and mid cap representation across 23 Developed Markets and 26 Emerging Markets countries. With 3,040 constituents, the index covers approximately 85% of the global investable equity opportunity set. You cannot invest directly in an index.

Please refer to the Portfolio of Investments in this semi-annual report for a detailed listing of the Fund’s holdings.

Fund Review - (Unaudited)
May 31, 2020

Moerus Worldwide Value Fund

TOP HOLDINGS BY ASSET CLASS OR INDUSTRY AS OF MAY 31, 2020	% OF NET ASSETS
Investment Companies	14.1%
Banks	10.6%
Real Estate	9.6%
Base Metals	7.3%
Precious Metal Mining	5.6%
Household Products	5.2%
Oil & Gas Services	5.1%
Life Insurance	4.0%
Restaurants	3.7%
Telecom Carriers	3.5%
Other	18.3%
TOTAL	87.0%
Other Assets Less Liabilities - Net	13.0%
GRAND TOTAL	100.0%

HOLDINGS BY COUNTRY	% OF NET ASSETS
Canada	24.9%
United States	11.5%
Netherlands	6.5%
Brazil	6.2%
United Kingdom	5.5%
Japan	4.8%
India	4.5%
Hong Kong	3.7%
Uruguay	3.7%
Norway	3.4%
Singapore	3.2%
Argentina	2.9%
Colombia	2.6%
Italy	2.6%
Bermuda	1.0%
TOTAL	87.0%
Other Assets Less Liabilities - Net	13.0%
GRAND TOTAL	100.0%

Moerus Worldwide Value Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
May 31, 2020

Shares		Fair Value
	COMMON STOCK - 87.0%
	AGRICULTURAL CHEMICALS - 3.1%
26,643	Nutrien Ltd.	$905,862

	BANKS - 10.6%
3,131,879	IDFC First Bank Ltd. *	915,339
109,300	Shinsei Bank Ltd.	1,394,974
89,381	UniCredit SpA *	762,177
		3,072,490
	BASE METALS - 7.3%
135,408	Cameco Corp.	1,465,565
145,111	Lundin Mining Corp.	665,608
		2,131,173
	DIVERSIFIED BANKS - 3.3%
212,373	Standard Chartered PLC	967,259

	FOOD & DRUG STORES - 1.4%
149,826	Almacenes Exito SA	403,522

	HOUSEHOLD PRODUCTS - 5.2%
32,139	Spectrum Brands Holdings, Inc.	1,520,818

	INTERNET BASED SERVICES - 2.9%
120,750	Despegar.com Corp. *	857,325

	INVESTMENT COMPANIES - 14.1%
33,215	Aker ASA *	1,001,902
622,798	Edelweiss Financial Services Ltd.	379,281
13,714	Exor NV	739,246
76,630	Jefferies Financial Group, Inc.	1,122,630
690,453	The Westaim Corp. *	854,200
		4,097,259
	LIFE INSURANCE - 4.0%
37,423	NN Group NV	1,155,996

	MINING SERVICES - 3.3%
373,814	Major Drilling Group International, Inc. *	951,979

	OIL & GAS SERVICES - 5.1%
190,662	Enerflex Ltd.	761,434
148,688	Tidewater, Inc. *	709,242
		1,470,676
	PRECIOUS METAL MINING - 5.6%
24,220	Lundin Gold, Inc. *	218,159
197,461	Osisko Mining, Inc. *	555,725
20,030	Wheaton Precious Metals Corp.	861,290
		1,635,174
	PRIVATE EQUITY - 1.0%
454,500	GP Investments Ltd. - BDR *	286,202

	REAL ESTATE - 9.6%
510,200	BR Properties SA	795,676
917,990	Sino Land Co. Ltd.	1,069,468
831,501	Straits Trading Co. Ltd.	917,745
		2,782,889

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)
May 31, 2020

Shares		Fair Value
	REFINING & MARKETING - 1.2%
197,839	Organizacion Terpel SA	$356,999

	REIT - 2.1%
679,893	Hammerson PLC	618,646

	RESTAURANTS - 3.7%
273,908	Arcos Dorados Holdings, Inc.	1,062,763

	TELECOM CARRIERS - 3.5%
115,291	Telefonica Brasil SA - ADR	1,011,102

	TOTAL COMMON STOCK (Cost - $38,110,377)	25,288,134

	SHORT-TERM INVESTMENT - 13.4%
	MONEY MARKET FUND - 13.4%
3,901,578	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio, Institutional Class, 0.07% **	3,901,578
	TOTAL SHORT-TERM INVESTMENT (Cost - $3,901,578)

	TOTAL INVESTMENTS - 100.4% (Cost - $42,011,955)	$29,189,712
	OTHER ASSETS LESS LIABILITIES - NET - (0.4)%	(106,454)
	NET ASSETS - 100.0%	$29,083,258

ADR	American Depositary Receipt

BDR	Brazilian Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

*	Non-income producing securities.

**	Money Market Fund; rate reflects seven-day effective yield on May 31, 2020.

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
May 31, 2020

ASSETS
Investment securities:
Securities at Cost	$42,011,955
Securities at Value	$29,189,712
Foreign cash - JPY (cost - $431)	429
Foreign cash - INR (cost $180,503)	180,503
Receivable for Fund shares sold	300
Dividends and interest receivable	129,198
Prepaid expenses and other assets	19,905
TOTAL ASSETS	29,520,047

LIABILITIES
Payable for Fund shares repurchased	3,272
Payable for securities purchased	369,506
Investment advisory fees payable	5,906
Payable to related parties	32,063
Distribution (12b-1) fees payable	154
Accrued expenses and other liabilities	25,888
TOTAL LIABILITIES	436,789
NET ASSETS	$29,083,258

Net Assets Consist of:
Paid in capital	$48,401,908
Accumulated losses	(19,318,650)
NET ASSETS	$29,083,258

Net Asset Value Per Share:
Class N Shares:
Net Assets	$695,539
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	92,330
Net asset value, offering price and redemption price per share (Net assets/Shares of Beneficial Interest)	$7.53

Institutional Class Shares:
Net Assets	$28,387,719
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	3,761,312
Net asset value, offering price and redemption price per share (Net assets/Shares of Beneficial Interest)	$7.55

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
STATEMENT OF OPERATIONS (Unaudited)
For Six Months Ended May 31, 2020

INVESTMENT INCOME
Dividends (net of $10,763 foreign withholding taxes)	$390,119
Interest	12,063
TOTAL INVESTMENT INCOME	402,182

EXPENSES
Investment advisory fees	175,246
Administrative services fees	38,002
Custodian fees	27,206
Transfer agent fees	19,975
Accounting services fees	17,385
Registration fees	15,112
Compliance officer fees	11,421
Legal fees	11,149
Audit and tax fees	8,667
Shareholder reporting expenses	6,662
Trustees’ fees and expenses	6,069
Insurance expense	1,194
Distribution (12b-1) fees:
Class N	1,063
Other expenses	1,256
TOTAL EXPENSES	340,407
Fees waived by Adviser	(81,749)
NET EXPENSES	258,658

NET INVESTMENT INCOME	143,524

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from investments and foreign currency translation	(5,039,186)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	(8,797,388)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(13,836,574)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(13,693,050)

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Six Months Ended	Year Ended
	May 31, 2020	November 30, 2019
	(Unaudited)
FROM OPERATIONS:
Net investment income	$143,524	$459,045
Net realized loss from investments	(5,039,186)	(1,240,836)
Net change in unrealized appreciation (depreciation) on investments	(8,797,388)	1,721,828
Net increase (decrease) in net assets resulting from operations	(13,693,050)	940,037

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Total distributions paid
Class N	(11,364)	(15,413)
Institutional Class	(613,807)	(915,603)
Net decrease in net assets from distributions to shareholders	(625,171)	(931,016)

FROM SHARES OF BENEFICIAL INTEREST:
Proceeds from shares sold:
Class N	361,719	241,244
Institutional Class	2,689,971	9,317,474
Net asset value of shares issued in reinvestment of distributions to shareholders:
Class N	11,241	15,125
Institutional Class	612,624	908,910
Redemption fee proceeds:
Class N	—	70
Institutional Class	—	3,322
Payments for shares redeemed:
Class N	(350,908)	(291,418)
Institutional Class	(6,121,132)	(17,481,482)
Net decrease in net assets from shares of beneficial interest	(2,796,485)	(7,286,755)

TOTAL DECREASE IN NET ASSETS	(17,114,706)	(7,277,734)

NET ASSETS:
Beginning of Period	46,197,964	53,475,698
End of Period	$29,083,258	$46,197,964

SHARE ACTIVITY
Class N:
Shares Sold	47,112	22,127
Shares Reinvested	990	1,431
Shares Redeemed	(45,600)	(27,473)
Net increase (decrease) in shares of beneficial interest outstanding	2,502	(3,915)

Institutional Class:
Shares Sold	330,898	842,716
Shares Reinvested	53,881	85,990
Shares Redeemed	(641,255)	(1,658,155)
Net decrease in shares of beneficial interest outstanding	(256,476)	(729,449)

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class N

	For the		For the	For the		For the	For the
	Six Months Ended		Year Ended	Year Ended		Year Ended	Period Ended
	May 31,		November 30,	November 30,		November 30,	November 30,
	2020		2019	2018		2017	2016*
	(Unaudited)
Net asset value, beginning of period	$11.22		$11.01	$12.86		$10.60	$10.00
Activity from investment operations:
Net investment income (1)	0.03		0.08	0.09		0.02	0.00	(2)
Net realized and unrealized gain (loss) on investments	(3.59)		0.29	(1.85)		2.29	0.60
Total from investment operations	(3.56)		0.37	(1.76)		2.31	0.60
Paid-in-capital from redemption fees	—		0.00 (2)	0.00	(2)	0.00 (2)	0.00	(2)
Less distributions from:
Net investment income	(0.13)		(0.16)	(0.03)		(0.05)	—
Net realized gain	—		—	(0.06)		—	—
Total distributions	(0.13)		(0.16)	(0.09)		(0.05)	—
Net asset value, end of period	$7.53		$11.22	$11.01		$12.86	$10.60

Total return (3)	(32.14	)% (5)	3.49%	(13.79	)% (4)	21.82%	6.00	% (5)

Net assets, end of period (000s)	$696		$1,007	$1,032		$974	$170
Ratio of gross expenses to average net assets (6)	2.09	% (7)	1.92%	1.87%		2.53%	9.21	% (7)
Ratio of net expenses to average net assets	1.65	% (7)	1.65%	1.65%		1.65%	1.65	% (7)
Ratio of net investment income to average net assets	0.55	% (7)	0.69%	0.73%		0.17%	0.05	% (7)
Portfolio Turnover Rate	16	% (5)	21%	14%		8%	6	% (5)

*	Moerus Worldwide Value Fund commenced operations on May 31, 2016.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Less than $0.005 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees. Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the adviser not absorbed a portion of the Fund expenses, total returns would have been lower.

(4)	As a result of a trade error, the Fund’s Class N experienced a loss totaling $21 for the year ended November 30, 2018, all of which was reimbursed by the Adviser; there was no effect on total return due to the trade error.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(7)	Annualized.

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Institutional Class

	For the		For the	For the		For the	For the
	Six Months Ended		Year Ended	Year Ended		Year Ended	Period Ended
	May 31,		November 30,	November 30,		November 30,	November 30,
	2020		2019	2018		2017	2016*
	(Unaudited)
Net asset value, beginning of period	$11.25		$11.05	$12.90		$10.61	$10.00
Activity from investment operations:
Net investment income (loss) (1)	0.04		0.11	0.12		0.06	(0.00	) (2)
Net realized and unrealized gain (loss) on investments	(3.59)		0.28	(1.86)		2.28	0.61
Total from investment operations	(3.55)		0.39	(1.74)		2.34	0.61
Paid-in-capital from redemption fees	—		0.00 (2)	0.00	(2)	0.00 (2)	—
Less distributions from:
Net investment income	(0.15)		(0.19)	(0.05)		(0.05)	—
Net realized gain	—		—	(0.06)		—	—
Total distributions	(0.15)		(0.19)	(0.11)		(0.05)	—
Net asset value, end of period	$7.55		$11.25	$11.05		$12.90	$10.61

Total return (3)	(31.98	)% (5)	3.68%	(13.55	)% (4)	22.16%	6.10	% (5)

Net assets, end of period (000s)	$28,388		$45,191	$52,443		$45,842	$4,573
Ratio of gross expenses to average net assets (6)	1.84	% (7)	1.67%	1.62%		2.03%	10.22	% (7)
Ratio of net expenses to average net assets	1.40	% (7)	1.40%	1.40%		1.40%	1.40	% (7)
Ratio of net investment income (loss) to average net assets	0.79	% (7)	0.95%	1.00%		0.47%	(0.08	)% (7)
Portfolio Turnover Rate	16	% (5)	21%	14%		8%	6	% (5)

*	Moerus Worldwide Value Fund commenced operations on May 31, 2016.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Less than $0.005 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees. Total returns are historical in nature and assumes changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the adviser not absorbed a portion of the Fund expenses, total returns would have been lower.

(4)	As a result of a trade error, the Fund’s Institutional Class experienced a loss totaling $900 for the year ended November 30, 2018, all of which was reimbursed by the Adviser; there was no effect on total return due to the trade error.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(7)	Annualized.

See accompanying notes to financial statements.

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)
May 31, 2020

1.	ORGANIZATION

The Moerus Worldwide Value Fund (the “Fund”) is a diversified series of Northern Lights Fund Trust IV (the “Trust”), a trust organized under the laws of the State of Delaware on June 2, 2015, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is long-term capital appreciation. The Fund commenced operations on May 31, 2016.

The Fund currently offers Class N and Institutional Class shares, which are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies including FASB Accounting Standards Update (“ASU”) 2013-08. Fund level income and expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on their relative net assets within the Fund. Class specific expenses are allocated to that share class.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost which approximates fair value. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Securities traded on a foreign exchange which has not closed by the valuation time or for which the official closing prices are not available at the time the net asset value per share (“NAV”) is determined may use alternative market prices provided by a pricing service.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Mutual funds are valued at their respective NAV as reported by such investment companies. Exchange-traded funds (“ETFs”) are valued at the last reported sale price or official closing price. Mutual funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the open-end funds. The shares of many closed-end investment companies and ETFs, after their initial public offering, frequently trade at a price per share, which is different than the NAV. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2020

premium on shares of any closed-end investment company or ETF purchased by the Fund will not change.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist from a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.

Fair Valuation Process. As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace,

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2020

the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of May 31, 2020 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$25,288,134	$—	$—	$25,288,134
Money Market Fund	3,901,578	—	—	3,901,578
Total	$29,189,712	$—	$—	$29,189,712

The Fund did not hold any Level 2 or Level 3 securities during the period.

*	Please refer to the Portfolio of Investments for industry classifications.

Foreign Currency: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in exchange rates.

Foreign Currency Risk: Currency investing and trading risks include market risk, credit risk and currency risk. Market risk results from adverse changes in exchanges in exchange rates. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Foreign Investment Risk: Foreign investing involves adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

Concentration of Risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region. These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2020

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using effective yield method. Dividend income and expense are recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends and foreign capital gain taxes have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP and are recorded on the ex-dividend date. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards, etc.) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal Income Tax – The Fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no provision for federal income tax is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years November 30, 2017 – November 30, 2019 or expected to be taken in the Fund’s November 30, 2020 tax returns. The Fund identified its major tax jurisdictions as U.S. federal, Ohio and foreign jurisdictions where the Fund makes significant investments. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses in the Statement of Operations. During the six months ended May 31, 2020, the Fund did not incur any interest or penalties. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the six months ended May 31, 2020, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $5,441,507 and $8,965,262, respectively.

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2020

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Moerus Capital Management LLC serves as the Fund’s investment adviser. Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Adviser, under the oversight of the Board, oversees the daily operations of the Fund, manages the Fund’s portfolio and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.95% of the Fund’s average daily net assets. For the six months ended May 31, 2020, the Fund incurred $175,246 in advisory fees.

The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March 31, 2021, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))) will not exceed 1.65% and 1.40% of the Fund’s average daily net assets attributable to Class N shares and Institutional Class shares, respectively. During the six months ended May 31, 2020, the Adviser waived fees in the amount of $81,749 pursuant to its contractual agreement.

If the Adviser waives any fees or reimburses any expenses and any operating expenses are subsequently lower than their respective expense limitation, the Adviser shall be entitled to reimbursement by the Fund provided that such reimbursement does not cause the Fund’s operating expenses to exceed the respective expense limitation. The Adviser may seek reimbursement only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the waiver agreement (or any similar agreement).

Cumulative expenses subject to recapture pursuant to the aforementioned conditions as of November 30, 2019 will expire on November 30 of the following years:

	November 30, 2020	November 30, 2021	November 30, 2022
Moerus Worldwide Value Fund	$173,712	$119,091	$131,050

Foreside Fund Services, LLC (the “Distributor”), is the distributor for the shares of the Fund. Shares of the Fund are offered on a continuous basis.

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) for Class N shares, pursuant to Rule 12b-1 of the 1940 Act, which allows the Fund to pay the Fund’s distributor an annual fee for distribution and shareholder servicing expenses of up to 0.25% of the Fund’s average daily net assets attributable to Class N shares. For the six months ended May 31, 2020, the Fund incurred $1,063 in distribution and shareholder servicing fees.

Gemini Fund Services, LLC (“GFS”) – GFS provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund as shown in the Statement of Operations. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust.

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2020

Under the terms of such agreement, NLCS receives customary fees from the Fund which are included in the compliance officer fees in the Statement of Operations.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund which are included in the shareholder reporting expenses in the Statement of Operations.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund under Section 2(a)(9) of the 1940 Act. As of May 31, 2020, Charles Schwab & Co., Inc. held approximately 62.8% of the voting securities of the Moerus Worldwide Value Fund, and therefore, may be deemed to control the Fund.

6.	REDEMPTION FEES

The Fund previously reserved the right to assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 90 days. The redemption fee is paid directly to the Fund in which the short-term redemption fee occurs. For the six months ended May 31, 2020, the fund did not assess any redemption fees. Effective November 15, 2019, the Fund removed the redemption fee from all classes.

7.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION - TAX BASIS

At May 31, 2020, the aggregate cost for federal tax purposes, which differs from fair value by net unrealized appreciation (depreciation) of securities, are as follows:

		Gross Unrealized	Gross Unrealized	Net Unrealized
Fund	Tax Cost	Appreciation	Depreciation	Depreciation
Moerus Worldwide Value Fund	$42,387,701	$840,886	$(14,038,875)	$(13,197,989)

8.	DISTRIBUTION TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the years ended November 30, 2019 and November 30, 2018 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	November 30, 2019	November 30, 2018
Ordinary Income	$1,010,013	$437,921	*
Long-Term Capital Gain	—	31,321
	$1,010,013	$469,242

*	The difference between ordinary distributions paid from book and ordinary distributions paid from tax relates to allowable foreign tax credits of $78,997 for the fiscal year ended November 30, 2019 and $42,665 for the fiscal year

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2020

ended November 30, 2018, which have been passed through to the Fund’s underlying shareholders and are deemed dividends for tax purposes.

As of November 30, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$545,928	$—	$(70,707)	$(1,073,381)	$—	$(4,402,269)	$(5,000,429)

The difference between book basis and tax basis unrealized depreciation, undistributed net investment income, and accumulated net realized losses from security transactions is primarily attributable to the tax deferral of losses on wash sales and mark-to-market on passive foreign investment companies. The unrealized appreciation in the table above includes unrealized foreign currency losses of ($5,765).

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $70,707.

At November 30, 2019, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$315,071	$758,310	$1,073,381

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

10.	TAX INFORMATION (UNAUDITED)

The Moerus Worldwide Value Fund designates the following for federal income tax purposes for the years ended November 30, 2019 and November 30, 2018:

	Fiscal Year Ended	Fiscal Year Ended
	November 30, 2019	November 30, 2018
Foreign Taxes Paid	$78,997	$42,665
Foreign Source Income	904,707	1,065,618
	$983,704	$1,108,283

MOERUS WORLDWIDE VALUE FUND
EXPENSE EXAMPLE (Unaudited)
May 31, 2020

As a shareholder of the Fund you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as disclosed in the table below.

Actual Expenses

The “Actual” lines in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Ending
	Beginning	Account	Annualized	Expenses Paid
	Account Value	Value	Expense	During Period
	12/1/19	5/31/20	Ratio	12/1/19-5/31/20
Actual*
Class N	$1,000.00	$ 678.60	1.65%	$6.92
Institutional Class	$1,000.00	$ 680.20	1.40%	$5.88
Hypothetical*
(5% return before expenses)
Class N	$1,000.00	$ 1,016.75	1.65%	$8.32
Institutional Class	$1,000.00	$ 1,018.00	1.40%	$7.06

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183), divided by the number of days in the fiscal year (366).

MOERUS WORLDWIDE VALUE FUND
SUPPLEMENTAL INFORMATION (Unaudited)
May 31, 2020

Approval of the Investment Advisor Agreement Renewal – Moerus Capital Management, LLC

In connection with the meeting of the Board of Trustees (the “Trustees”) of Northern Lights Fund Trust IV (the “Trust”), held on April 14, 2020, the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Moerus Advisory Agreement”) between Moerus Capital Management, LLC (“Moerus Capital”) and the Trust, with respect to Moerus Worldwide Value Fund ( the “Fund”). In considering the renewal of the Moerus Advisory Agreement, the Trustees received materials specifically relating to the Moerus Advisory Agreement.

The Board reviewed and discussed the 15(c) materials that were provided in advance of the meeting and deliberated on the renewal of the Moerus Advisory Agreement. The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Moerus Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Moerus Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees reviewed materials provided by Moerus Capital related to the proposed renewal of the Moerus Advisory Agreement with respect to the Fund, including, a description of the manner in which investment decisions are made and executed, a review of the professional personnel that monitor and execute the investment process. The Trustees discussed the extent of the research capabilities, the quality of Moerus Capital’s compliance infrastructure and the experience of its investment advisory personnel. The Trustees noted that Moerus Capital was an experienced investment adviser with seasoned senior management. The Trustees noted that the CCO of the Trust continued to represent that Moerus Capital’s policies and procedures were reasonably designed to prevent violations of applicable securities laws. The Trustees then reviewed the capitalization of Moerus Capital based on financial information provided by and representations made by Moerus Capital and concluded that Moerus Capital was sufficiently well-capitalized, in order to meet its obligations to the Fund. The Trustees concluded that Moerus Capital had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Moerus Advisory Agreement and that the nature, overall quality and extent of the advisory services to be provided by Moerus Capital to the Fund was satisfactory.

Performance. The Trustees reviewed the performance as compared to its peer group, Morningstar category and benchmark for the one year and since inception periods. The Trustees noted that the Fund’s one-year performance of -2.43% underperformed the benchmark MSCI All County World Index performance of 17.33%, and the Fund’s performance since inception was 3.48%, which also underperformed the benchmark of 11.81%. The Trustees noted that the Fund underperformed the peer group median and its Morningstar Category for both periods. The Trustees noted Moerus Capital’s focus on long-term performance of the Fund. The Trustees acknowledged Moerus Capital attributed the Fund’s underperformance to the portfolio being underweight in informational technology and U.S. securities. After further discussion, the Trustees concluded that overall, the Fund’s past performance was not satisfactory but in-line with its investment objectives and the level of risk undertaken by Moerus Capital.

Fees and Expenses. The Trustees noted that Moerus Capital’s advisory fee of 0.95% was slightly below the 0.97% average of fees charged by the funds in the Broadridge peer group and slightly higher than the 0.93% average fee charged by funds in its Morningstar category. The Trustees discussed the Fund’s 1.40% net expense ratio, which was higher than both the peer group and Morningstar category averages of 1.11% and

MOERUS WORLDWIDE VALUE FUND
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
May 31, 2020

1.09%, respectively, but well below the Morningstar category high of 2.00%. Given these considerations, the Trustees concluded that the advisory fee was not unreasonable.

Economies of Scale. The Trustees discussed the size of the Fund and its prospects for growth, concluding that it had not yet achieved meaningful economies that would necessitate the establishment of breakpoints. They noted that Moerus Capital indicated its willingness to discuss breakpoints with the Trustees as Moerus’ Capital’s asset size grows.

Profitability. The Trustees reviewed Moerus Capital’s profitability analysis in connection with its management of the Fund and acknowledged that Moerus Capital was managing the Fund at a loss. The Trustees concluded, therefore, that Moerus Capital’s profitability was not an issue at this time.

Conclusion. Having requested and received such information from Moerus Capital as the Trustees believed to be reasonably necessary to evaluate the terms of the Moerus Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees determined that the renewal of the Moerus Advisory Agreement was in the best interests of the Fund and its shareholders.

PRIVACY NOTICE

Northern Lights Fund Trust IV

Rev. August 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST IV DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust IV chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust IV share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust IV

What we do:
How does Northern Lights Fund Trust IV protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust IV collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust IV does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies will be available without charge, upon request, by calling 1-844-663-7871 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

ADVISER
Moerus Capital Management, LLC
307 West 38th Street, Suite 2003
New York, NY 10018

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022-3474

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust IV

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 8/3/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 8/3/2020

By (Signature and Title)

/s/ Sam Singh

Sam Singh, Principal Financial Officer/Treasurer

Date 8/3/2020